UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 2

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 14, 2012, American Realty Capital Properties, Inc., a Maryland corporation, which we refer to as “we,” “us” or “our,” entered into an Agreement and Plan of Merger with American Realty Capital Trust, III, Inc., a Maryland corporation, or ARCT III, Tiger Acquisition, LLC, a Delaware limited liability company and one of our wholly owned subsidiaries, or Merger Sub, ARC Properties Operating Partnership, L.P., a Delaware limited partnership, or our Operating Partnership, and American Realty Capital Operating Partnership III, L.P., a Delaware limited partnership and the operating partnership of ARCT III, or the ARCT III Operating Partnership. The merger agreement provides for the merger of ARCT III with and into Merger Sub, with Merger Sub surviving as one of our wholly owned subsidiaries. In addition, the merger agreement provides for the merger of ARCT III Operating Partnership with and into our Operating Partnership, with our Operating Partnership being the surviving entity.

On January 9, 2013, we filed a post-effective amendment to our Registration Statement on Form S-3 (Registration No. 333-182971), or the Universal Shelf Post-Effective Amendment, in order to provide investors with certain information relating to the merger and other matters. Also on January 9, 2013, we filed a Current Report on Form 8-K, or the Original Form 8-K, in order to file under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and allow for incorporation by reference of, as applicable, certain material information relating to the merger in order that such information could be incorporated by reference into the Universal Shelf Post-Effective Amendment.

On January 18, 2013, we filed a Current Report on Form 8-K/A, or the First Amendment, in order to (i) update the risk factors relating to the proposed merger that were filed as Exhibit 99.1 to the Original Form 8-K, (ii) update our pro forma financial information that was filed as Exhibit 99.2 to the Original Form 8-K, (iii) incorporate into our Universal Shelf Post-Effective Amendment certain information regarding us and ARCT III as a combined company as of September 30, 2012, (iv) incorporate into our Universal Shelf Post-Effective Amendment certain financial statements of ARCT III and (v) include financial information relating to certain significant lessees of us and ARCT III.

This Current Report on Form 8-K/A is being filed to (i) update the risk factors relating to the proposed merger that were filed as Exhibit 99.1 to the Original Form 8-K, as superseded by the risk factors relating to the proposed merger that were filed as Exhibit 99.2 to the First Amendment and (ii) update certain information regarding us and ARCT III as a combined company as of September 30, 2012 that was filed as Exhibit 99.3 to the First Amendment. The updated risk factors relating to the proposed merger are attached as Exhibit 99.1 hereto, and the updated information regarding us and ARCT III as a combined company as of September 30, 2012 is attached as Exhibit 99.3 hereto.

No other changes have been made to the Original Form 8-K or the First Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Risk Factors
99.3	Information About the Combined Companies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

January 18, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors